UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):  May 6, 2019

                             FRP HOLDINGS, INC.
           (Exact name of registrant as specified in its charter)

	        FLORIDA		 001-36769	    47-2449198
	    ----------------	-----------	-------------------
	    (State or other	(Commission	(I.R.S. Employer
	    jurisdiction	File Number)	Identification No.)
	    of incorporation

200 W. Forsyth Street, 7th Floor
Jacksonville, Florida					  32202
---------------------------------------------		----------
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (904) 858-9100

---------------------------------------------------------------------------
       (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s. 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s. 240.12b-2 of this chapter).
                                                Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Securities registered pursuant to Section 12(b) of the Act:

                                                   Name of each exchange
    Title of each class      Trading Symbol(s)      on which registered
   ---------------------   ---------------------   ---------------------
       Common Stock                FRPH                   NASDAQ

Potential persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

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                         CURRENT REPORT ON FORM 8-K

                             FRP HOLDINGS, INC.

                                May 6, 2019


Section 5 - Corporate Governance and Management


ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS;
            ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

	Effective May 6, 2019, the board of directors of FRP Holdings, Inc. (the "Company") appointed John D. Baker III as the Chief Financial Officer of the Company. The position of Chief Financial Officer was formerly held by John D. Milton, Jr., who has resigned from such position effective
May 6, 2019. Mr. Milton's resignation did not result from any disagreement with the Company or any matter relating to the Company's operations, policies or practices, and Mr. Milton will continue to serve as Executive Vice President, Secretary and General Counsel of the Company.

	Mr. Baker, age 34, started his employment with the Company in 2012, prior to the spin-off of the transportation business (now known as Patriot Transportation Holding, Inc., which is referred to herein as "Patriot"), as a management trainee dispatching fuel trucks. In 2013, he transitioned to the finance department as an analyst under Mr. Milton and Matthew C. McNulty, Mr. Milton's successor as Chief Financial Officer for Patriot. After pursuing his MBA at The University of Texas, Mr. Baker returned to the Company as a financial analyst in 2016. In addition to his MBA, Mr. Baker holds a bachelor's degree in history from Princeton University. Mr. Baker is the son of John D. Baker II, the Company's Executive Chairman and Chief Executive Officer.

	For 2019, Mr. Baker will receive a base salary of $150,000 and the opportunity to earn a bonus of up to 10% of his base salary under the Company's Management Incentive Compensation Plan.


ITEM 5.07   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         On May 6, 2019, the Company held its 2019 Annual Meeting of Shareholders (the "Annual Meeting"). There were 9,938,055 shares entitled to be voted. Of this amount, 8,821,822 shares were represented in person or by proxy at the meeting. At the Annual Meeting:

 	(1) The shareholders voted to elect each of the six (6) director nominees.

        (2) The shareholders voted to ratify the Audit Committee's selection of Hancock Askew & Co., LLP as the independent registered public accounting firm for fiscal 2019.

        (3) The shareholders approved, on an advisory basis, of the compensation of the Company's named executive officers as disclosed in the proxy statement.

      The Company's inspector of elections certified the following vote tabulations:

Board of                          Votes          Votes         Broker
Directors Nominees                 For          Withheld      Non-Votes
--------------------            ---------      ---------      ---------
John D. Baker II                7,645,935         11,819      1,164,068
Charles E. Commander III	7,637,415         20,339      1,164,068
H. W. Shad III                  7,622,040         35,714      1,164,068
Martin E. Stein, Jr.	        7,498,434        159,320      1,164,068
William H. Walton III           7,627,356         30,398      1,164,068
Margaret B. Wetherbee		7,538,877        118,877      1,164,068


Ratification of            Votes         Votes         Votes        Broker
Independent Auditor         For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         8,815,645         6,177             0             0


Advisory Vote on           Votes         Votes         Votes        Broker
Executive Compensation      For         Against       Abstain      Non-Votes
--------------------     ---------     ---------     ---------     ---------
                         7,585,591        61,349        10,814     1,164,068

                                 SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


				FRP HOLDINGS, INC.


Date:  May 10, 2019             By:  /s/ John D. Baker III
      				-------------------------------------------
				John D. Baker III
				Chief Financial Officer


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